UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VRTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 17, 2023, Veritiv Corporation, a Delaware corporation (“Veritiv” or the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of August 6, 2023 (as it has been or may be amended, supplemented, waived or otherwise modified in accordance with its terms, the “Merger Agreement”), by and among Verde Purchaser, LLC, a Delaware limited liability company (“Parent”) that is affiliated with Clayton, Dubilier & Rice, LLC, Verde Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), and Veritiv. Upon the terms and conditions set forth in the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, Merger Subsidiary will be merged with and into Veritiv (the “Merger”) with Veritiv surviving the Merger as a wholly-owned subsidiary of Parent. Closing of the Merger is subject to customary closing conditions including the receipt of required regulatory approval.

As of September 13, 2023, the record date for the Special Meeting, there were 13,551,081 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), outstanding, each of which was entitled to one vote on each proposal at the Special Meeting. A total of 12,422,967 shares of the Common Stock, representing approximately 91.68% of the outstanding shares of Common Stock entitled to vote, were present virtually or represented by proxy at the Special Meeting, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

1.	Merger Proposal. To approve and adopt the Merger Agreement, pursuant to which, among other things, Merger Subsidiary will merge with and into Veritiv, with Veritiv surviving as a wholly-owned subsidiary of Parent (the “Merger Proposal”).

2.	Advisory Compensation Proposal. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Veritiv’s named executive officers that is based on or otherwise relates to the Merger.

3.	Adjournment Proposal. To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal.

Each such proposal is further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2023, as supplemented, and first mailed to the Company’s stockholders on September 18, 2023 (the “Proxy Statement”).

Each of the proposals was approved by the requisite vote of the Company’s stockholders. The final voting results for each proposal are set forth below.

(1)	Merger Proposal:

For	Against	Abstentions
12,374,963	28,307	19,697

(2)	Advisory Compensation Proposal:

For	Against	Abstentions
11,942,691	457,655	22,621

(3)	Adjournment Proposal:

For	Against	Abstentions
11,574,355	826,304	22,308

Because the Merger Proposal was approved by the requisite vote of the Company’s stockholders, no adjournment to solicit additional proxies was necessary.

Item 8.01.	Other Events.

On October 17, 2023, the Company issued a press release announcing the voting results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Additionally, on September 28, 2023, China’s State Administration for Market Regulation approved the Merger.

Cautionary Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, including strategies or plans as they relate to the Merger. These forward-looking statements are and will be, subject to many risks, uncertainties and factors which may cause future events to be materially different from these forward-looking statements or anything implied therein. These risks and uncertainties include, but are not limited to: uncertainties as to the timing of the Merger; the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Merger that could reduce the anticipated benefits of or cause the parties to abandon the Merger; risks related to the satisfaction of the conditions to closing the Merger in the anticipated timeframe or at all; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Common Stock; disruption from the Merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including in certain circumstances requiring the Company to pay a termination fee; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; significant transaction costs; the risk of litigation and/or regulatory actions related to the Merger; global economic conditions; adverse industry and market conditions; the ability to retain management and other personnel; and other economic, business, or competitive factors, including factors described in the Company’s filings with the SEC. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties presented in the Proxy Statement are considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. Any forward-looking statements in this Current Report are based upon information available to the Company on the date of this Current Report. Subject to applicable law, the Company does not undertake to publicly update or revise its forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are included with this report:

Exhibit No.	Exhibit Description

99.1	Press Release of Veritiv Corporation issued October 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Dated:	October 17, 2023	/s/ Susan B. Salyer
Susan B. Salyer
Senior Vice President, General Counsel & Corporate Secretary